[Front cover page]
Galaxy Massachusetts Municipal Money Market Fund
The Galaxy Fund






Prospectus
February 29, 2000
(as revised through July 17, 2000)

Galaxy Massachusetts Municipal Money Market Fund


Retail A Shares







As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[LOGO]


QRPROMAMUNI

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Contents

1        Risk/return summary
1        Introduction
2        Galaxy Massachusetts Municipal Money Market Fund
5        Additional information about risk

6        Fund management

7        How To invest in the Fund
7        About sales charges
7        Buying, selling and exchanging shares
7              How to buy shares
8              How to sell shares
9              How to exchange shares
10             Other transaction policies

11       Dividends, distributions and taxes

12       Galaxy investor programs

13       How to reach Galaxy

14       Financial highlights

RISK/RETURN SUMMARY


INTRODUCTION

This prospectus describes the Galaxy Massachusetts Municipal Money Market Fund. The Fund invests primarily in short-term municipal securities that are determined by the Fund's investment adviser to carry very little risk. Municipal securities are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax. Because the Fund is a "money market fund," municipal securities purchased by the Fund must meet strict requirements as to investment quality, maturity and diversification. The Fund doesn't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the Fund must be 90 days or less. The Fund tries to maintain its share price at $1.00 to protect your investment from loss.

[Sidenote:]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as the Fund.


IS THE FUND RIGHT FOR YOU?

Not all mutual funds are right for all investors. The Fund is designed for investors who are looking for a way to earn money market returns that are free of federal income tax and the income taxes imposed by the Commonwealth of Massachusetts.

A TAX-EXEMPT FUND IS NOT AN APPROPRIATE INVESTMENT FOR A TAX-DEFERRED RETIREMENT ACCOUNT, SUCH AS AN IRA, BECAUSE ITS RETURN BEFORE TAXES IS GENERALLY LOWER THAN THAT OF A TAXABLE FUND.

THE FUND'S INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for the Fund.

[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.

AN INVESTMENT IN THE FUND ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Galaxy Massachusetts Municipal Money Market Fund

On the following pages, you'll find important information about the Galaxy Massachusetts Municipal Money Market Fund including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal regular income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and commercial paper.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.

- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Since the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on October 5, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of the Fund has varied from year to year.

[bar chart goes here]

-----------------------------------------------------------------------------------------
      1994           1995           1996          1997            1998          1999
-----------------------------------------------------------------------------------------
      2.15%          3.23%         2.78%         2.96%            2.79%         2.56%
-----------------------------------------------------------------------------------------

[Sidenote:]
Best quarter:                  0.86% for the quarter ending June 30, 1995
Worst quarter:                 0.39% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999.

-----------------------------------------------------------------------------------
                       1 year             5 years          Since inception
-----------------------------------------------------------------------------------
Retail A Shares        2.56%              2.86%            2.71% (10/05/93)
-----------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

-------------------------------------------------------------------------------------------------------
                                         Distribution (12b-1)                    Total Fund operating
                      Management fees            fees           Other expenses         expenses
-------------------------------------------------------------------------------------------------------
Retail A Shares            0.40%                 None                0.25%              0.65%
-------------------------------------------------------------------------------------------------------

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                        1 year        3 years      5 years         10 years
--------------------------------------------------------------------------------
Retail A Shares          $66           $208          $362            $810
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in the Galaxy Massachusetts Municipal Money Market Fund has been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

The Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of the Fund's total assets. This strategy could prevent the Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes the Fund's main investment strategies and the particular types of securities in which the Fund mainly invests. The Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goals. These supplemental investment strategies, which are not considered to be main investment strategies of the Fund - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

YEAR 2000 RISKS

Over the past several years, the Adviser and the Fund's other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Fund did not experience any material disruptions in its operations as a result of the transition to the 21st century. The Adviser and the Fund's other major service providers are continuing to monitor the Year 2000 or Y2K problems, however, and there can be no assurances that there will be no adverse impact to the Fund as a result of future computer-related Y2K difficulties.

FUND MANAGEMENT


ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and instructional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for, all purchases and sales of portfolio securities, and maintains related records.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Fund, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


MANAGEMENT FEES

The Fund paid to the Adviser management fees equal to 0.37% of the Fund's average net assets during the last fiscal year.

HOW TO INVEST IN THE FUND


The Fund offers Retail A Shares.

ABOUT SALES CHARGES

There is no sales charge (sometimes called a front-end load) or contingent deferred sales charge (sometimes called a back-end load or CDSC) when you buy or sell Retail A Shares of the Fund.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of the Fund's assets attributable to Retail A Shares, minus the value of the Fund's liabilities attributable to Retail A Shares, divided by the number of Retail A Shares held by investors.

SHAREHOLDER SERVICE FEES

Retail A Shares of the Fund can pay shareholder service fees at an annual rate of up to 0.50% of the Fund's Retail A Share assets. The Fund does not intend to pay more than 0.10% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Retail A Shares of the Fund on any day that the Fund is open for business, which is any day the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below. NAV is determined on each day the New York Stock Exchange is open for trading as of 11:00 a.m. (Eastern time) and at the close of regular trading (usually 4:00 p.m. Eastern time).

The Fund's assets are valued at amortized cost, which is approximately equal to market value.


HOW TO BUY SHARES

You can buy shares through your financial institution or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A broker or agent who places orders on your behalf may charge you a separate fee for their services.

BUYING BY MAIL

Complete an account application and mail it, together with a check payable to the Fund, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520


[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:

-    $2,500 for regular accounts
-    $100 for college savings accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program. You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

To make additional investments, send your check to the address above along with one of the following:

- The detachable slip that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund and your account number.

If your check is returned because of insufficient funds, we'll cancel your order.


BUYING BY WIRE

To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
75 State Street
Boston, MA  02109
ABA #0110-0013-8
DDA #79673-5702
Ref:  The Galaxy Fund
   (Account number)
   (Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your financial institution may charge you a fee for sending funds by wire.

CUSTOMERS OF FINANCIAL INSTITUTIONS
If you are a customer of a financial institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, you should place your order through your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. For details, please contact your financial institution.


HOW TO SELL SHARES

You can sell your shares in several ways: by mail, by telephone, by wire, or through your financial institution.

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You must include the following:

-    The name of the Fund
-    The number of shares or the dollar amount you want to sell
-    Your account number
-    Your Social Security number or tax identification number
- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.


SELLING BY PHONE

You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.


SELLING BY WIRE

Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.


CUSTOMERS OF FINANCIAL INSTITUTIONS

Please contact your financial institution for information on how to sell your shares. The financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial institution, but your financial institution may charge you a fee.


HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of the Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. Unless you qualify for a waiver, you'll have to pay a sales charge when you exchange Retail A Shares of the Fund for Retail A Shares of another Galaxy Fund that imposes a sales charge on purchases.

TO EXCHANGE SHARES:

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-    send your request in writing to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

-    ask your financial institution.


[Sidenote:]
SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:

-    you're selling shares worth more than $50,000,
- you want Galaxy to send your money to an address other than the address on your account, unless your money is transferred to a successor custodian,
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
-    you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

Galaxy doesn't charge any fee for making exchanges but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Fund if they are legally available in your state.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by the Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect the Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


The Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Fund does not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

Distributions by the Fund will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains; however, the Fund does not expect that this will be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from Massachusetts personal income tax. However, dividends, if any, derived from interest on securities other than Massachusetts municipal securities, or from any capital gains, will be subject to Massachusetts personal income tax.

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Fund.

OTHER STATE AND LOCAL TAX MATTERS

Generally, shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of the Fund distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state or localities within the state.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS


It's also easy to buy or sell shares of the Fund by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) or your financial institution.

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50.

CHECKWRITING

You can sign up for Galaxy's checkwriting privilege by completing the signature card that accompanies the account application or by writing or calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) to obtain a signature card. There is no limit on the number of checks you can write each month, although each check must be in an amount of at least $250. Galaxy may impose a fee for use of the checkwriting privilege. Please note that you can't write a check to close your account.


DIRECT DEPOSIT PROGRAM

This program lets you deposit your Social Security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by writing to Galaxy at:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

Please allow at least five days for the cancellation to be processed.


HOW TO REACH GALAXY


THROUGH YOUR FINANCIAL INSTITUTION

Your financial institution can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.


INVESTCONNECT

InvestConnect is Galaxy's Shareholder Voice Response System. Call
1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.


If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET

Please visit Galaxy's Web site at:

www.galaxyfunds.com

[Sidenote:]
HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.


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

FINANCIAL HIGHLIGHTS


The financial highlights table shown below will help you understand the financial performance for the Fund's Retail A Shares for the past five years. Certain information reflects the financial performance of a single Retail A Share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in Retail A Shares of the Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP.

                                 GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
                                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                           FOR THE YEAR ENDING OCTOBER 31,
                                       ------------------------------------------------------------------
                                         1999          1998          1997           1996(1)        1995
                                         ----          ----          ----           -----          ----
Net asset value, beginning of
  period.........................      $  1.00       $  1.00        $  1.00        $  1.00        $  1.00
                                       =======       =======        =======        =======        =======
Income from investment operations:
  Net investment income(2)........        0.02          0.03           0.03           0.03           0.03
  Net realized and unrealized gain
     (loss) on investments.......           --            --             --             --             --
                                       -------       -------        -------        -------        -------
     Total from investment
       operations................         0.02          0.03           0.03           0.03           0.03
                                       -------       -------        -------        -------        -------
Less dividends:
  Dividends from net investment
     income......................        (0.02)        (0.03)         (0.03)         (0.03)         (0.03)
  Dividends from net realized
     capital gains...............           --            --             --             --             --
                                       -------       -------        -------        -------        -------
     Total dividends.............        (0.02)        (0.03)         (0.03)         (0.03)         (0.03)
                                       -------       -------        -------        -------        -------
Net increase (decrease) in net
  asset value....................           --            --             --             --             --
                                       -------       -------        -------        -------        -------
Net asset value, end of
  period.........................       $ 1.00        $ 1.00        $ 1.00          $ 1.00         $ 1.00
                                       =======       =======        =======        =======        =======
Total return.....................        2.50%         2.86%          2.92%          2.83%          3.21%
Ratios/supplemental data:
  Net assets, end of period
     (000's).....................    $241,611      $127,922        $80,966        $47,066        $40,326
Ratios to average net assets:
  Net investment income including
     reimbursement/ waiver.......        2.48%         2.81%          2.90%          2.78%          3.16%
  Operating expenses including
     reimbursement/waiver........        0.62%         0.62%          0.61%          0.62%          0.57%
  Operating expenses excluding
     reimbursement/waiver........        0.65%         0.68%          0.69%          0.83%          1.06%

--------------------------

1 The Fund commenced operations on October 5, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged such shares for shares in the Galaxy Massachusetts Municipal Money Market Fund.
2 Net investment income per share before reimbursement/waiver of fees by the Adviser and/or other parties for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.02, $0.03, $0.03, $0.03 and $0.03
   (unaudited), respectively.

[Back Cover Page]

Where to find more information


You'll find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about the Fund and a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Fund and its policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Fund, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

                                THE GALAXY FUND
                GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
                                RETAIL A SHARES

                     SUPPLEMENT DATED JULY 17, 2000 TO THE
                       PROSPECTUS DATED FEBRUARY 29, 2000
                       (AS REVISED THROUGH JULY 17, 2000)

    The following information is added to and supplements the information currently found on pages 7 through 9 of the Prospectus under "Buying, selling and exchanging shares." For more information please contact your Quick & Reilly Personal Broker.

HOW TO BUY SHARES

MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is $500. There are no minimum investment requirements for additional investments.

OPENING A FUND ACCOUNT

Contact your Quick & Reilly Personal Broker to open a Fund account. Account balances will appear on your Quick & Reilly account statement.

ADDITIONAL INVESTMENTS

You can make additional investments to an existing Fund account using either of the methods described below:

BY CHECK THROUGH QUICK & REILLY

Mail or deliver your check payable to U.S. Clearing, a division of Fleet Securities, Inc., to your Quick & Reilly Personal Broker who will deposit it into the Fund. Please identify the Fund and indicate your brokerage account number on your check or draft.

BY SWEEP

Quick & Reilly has available an automatic "sweep" for customers in the Fund. If you request the sweep arrangement, all cash balances are moved into the Fund on a daily basis by Quick & Reilly on your behalf. Sales proceeds in total from trades will be swept into the Fund on settlement date.

U.S. Clearing is responsible for sending your order to Galaxy's distributor and for wiring payment to Galaxy's custodian. U.S. Clearing will usually hold your shares of record in its name and receive all confirmations of purchases and sales. Your ownership of the shares will be recorded by U.S. Clearing and reflected in the account statements provided to you by Quick & Reilly.

HOW TO SELL SHARES

You can sell your Fund shares by using any of the methods described below:

BY CONTACTING YOUR QUICK & REILLY PERSONAL BROKER

Instruct your Quick & Reilly Personal Broker to order a withdrawal from your Fund and issue a check payable to you.

BY SWEEP

Quick & Reilly's automatic "sweep" moves money automatically from your Fund for use by your Quick & Reilly brokerage account to cover security purchases or other charges to your account.

BY CHECKWRITING

This service enables you to write checks made payable to anyone. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your Fund. To initiate this service, you must fill out a signature card which can be obtained from your Quick & Reilly Personal Broker. You will continue to receive the daily dividends declared on Fund shares to be sold until the day that the check is presented for payment.

U.S. Clearing is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to U.S. Clearing, but U.S. Clearing may charge your account for services in connection with the sale of Fund shares. Contact your Quick & Reilly Personal Broker for more information.

OTHER TRANSACTION POLICIES

Sales proceeds are normally sent to your Quick & Reilly Personal Broker within three business days but Galaxy reserves the right to send sales proceeds within seven business days if sending proceeds earlier could adversely affect the Fund.

Galaxy reserves the right to vary or waive any minimum investment requirement.

SUPQRMAMUNI

                                       2